UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 17, 2006
                               (JANUARY 10, 2006)

                           HUDSON HOLDING CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                0-9587                           20-3766053
      (Commission File Number)     (I.R.S. Employer Identification Number)

                        525 WASHINGTON BLVD., SUITE 3600
                          JERSEY CITY, NEW JERSEY 07310
          (Address of Principal Executive Offices, including Zip Code)

                                 (201) 216-0100
              (Registrant's Telephone Number, including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (SEE General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On January 10, 2006, the Company sold 6,581,784 shares of its common stock (the "SECURITIES") to a private investor in exchange for $2,000,000 in cash. The private investor represented to the Company that at the time of the Company's sale of the Securities to such investor that he was an "accredited investor" as that term is defined in Section 501(a) of the Securities Act of 1933, as amended (the "ACT"). The Securities were sold pursuant to exemption from registration under Section 4(2) of the Act. After completion of the sale, the Securities represent approximately 24.24% of the Company's issued and outstanding shares of common stock. There were no underwriting discounts or commissions paid in connection with the sale of the Securities. The Company intends to use the proceeds for technology, working capital and general corporate purposes.

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of the financing transaction that included the issuance of shares of the Company's common stock.

ITEM 7.01. REGULATION FD DISCLOSURE.

On January 10, 2006, the Company issued a press release announcing the sale of 6,581,076 shares of common stock described in Item 1.01 above, however, the actual number of shares sold in the transaction was 6,581,784.

The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (d) Exhibits

Set forth below is a list of Exhibits included as part of this Current Report.

Exhibit Number:
---------------
10.1 Subscription Agreement dated January 10, 2006 between the Company and Kenneth Pasternak
99.1 Press Release of the Company dated January 10, 2006, with respect to the sale of the shares of common stock to Kenneth Pasternak

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company's plans, objectives, expectations and intentions; and (ii) other statements identified by words such as "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HUDSON HOLDING CORPORATION


Date: January 17, 2006                By: /s/ Martin Cunningham
                                      -------------------------
                                      Martin Cunningham, Chief Executive Officer